                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                             FALCON PRODUCTS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                                 [FALCON LOGO]

                             FALCON PRODUCTS, INC.

                         9387 DIELMAN INDUSTRIAL DRIVE

                           ST. LOUIS, MISSOURI 63132

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                             St. Louis, Missouri
                                                                January 27, 1998

    The annual meeting of the stockholders of Falcon Products, Inc., will be held on Friday, March 6, 1998, at 4:00 p.m. in Grand Ballroom F of the Hyatt Regency at St. Louis Union Station, St. Louis, Missouri, 63103 for the purposes of:

    1. Electing three Class B directors for a term expiring in 2001;

    2. Considering and voting upon a proposal to adopt the Company's 1997 Employee Stock Purchase Plan;

    3. Considering and voting upon a proposal to adopt the Company's Non-Employee Directors' Deferred Compensation Plan; and

    4. Transacting such other business as may properly come before the meeting.

    Stockholders of record at the close of business on January 16, 1998, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Falcon Products, Inc. at 9387 Dielman Industrial Drive, St. Louis, Missouri 63132, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

    A copy of the Annual Report for fiscal 1997 accompanies this notice.

                                       By Order of the Board of directors
                                                MICHAEL J. DRELLER
                                                    Secretary



    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                             FALCON PRODUCTS, INC.

                         9387 DIELMAN INDUSTRIAL DRIVE

                           ST. LOUIS, MISSOURI 63132

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of Falcon Products, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held in Grand Ballroom F of the Hyatt Regency at St. Louis Union Station, St. Louis, Missouri 63103 on Friday, March 6, 1998, at 4:00 p.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about January 27, 1998.

                             REVOCABILITY OF PROXY

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

                                  RECORD DATE

    Stockholders of record at the close of business on January 16, 1998, will be entitled to vote at the meeting.

                         ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Franklin A. Jacobs and Michael J. Dreller, or the one of them who acts, will vote:

        (1) FOR the election of the persons named herein as nominees for Class B directors of the Company, for a term expiring at the 2001 annual meeting of stockholders, (or until successors are duly elected and qualified);

        (2) FOR the approval of the Company's 1997 Employee Stock Purchase Plan;

        (3) FOR the approval of the Company Non-Employee Directors' Deferred Compensation Plan; and

        (4) according to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

    Should any nominee named herein for election as a Class B director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                  VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                          AND CUMULATIVE VOTING RIGHTS

    On January 16, 1998, there were 9,263,179 shares of common stock, par value $.02 per share ("Common Stock"), outstanding, which constitute all of the outstanding capital stock of the Company. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in the election of directors; that is, each stockholder may vote the number of his, her or its shares multiplied by the number of directors to be elected and may cast all such votes for a single nominee or may distribute them among any number of nominees. There is no condition precedent to the exercise of these cumulative voting rights.

    A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under applicable state law and provisions of the Company's Certificate of Incorporation (the "Certificate") and Amended and Restated By-Laws (the "By-Laws"), the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. The vote required for any other matter properly brought before the meeting is the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the proposal to approve any such other matter.

    Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against any or all nominees for directors, the approval of the 1997 Employee Stock Purchase Plan or the approval of Non-Employee Directors' Deferred Compensation Plan. Abstentions from voting on any other matter properly brought before the meeting effectively will operate as a vote against such proposals or such other matters. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    As of January 16, 1998, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the Common Stock, each having sole voting and investment power over such Common Stock, except as indicated in the footnotes hereto:

                                                                  AMOUNT AND NATURE             PERCENT
               NAME AND ADDRESS                               OF BENEFICIAL OWNERSHIP<F1>       OF CLASS
               ----------------                               ---------------------------       --------
          Franklin A. Jacobs                                         2,017,802<F2>                21.4%
          Chairman of the Board and
          Chief Executive Officer of the Company
          9387 Dielman Industrial Drive
          St. Louis, Missouri 63132

          David L. Babson & Company, Inc.                            1,030,120<F3>                11.1%
          One Memorial Drive
          Cambridge, MA 02142-1300

          Robert Fleming Inc.                                          858,260<F4>                 9.3%
          320 Park Avenue, 11th Floor
          New York, NY 10022

          Putnam Investments, Inc.                                     494,450<F5>                 5.3%
          One Post Office Square
          Boston, MA 02109

--------

<F1> Reflects the number of shares outstanding on January 16, 1998, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

<F2> Includes 84,389 shares held by Joyce Jacobs, the wife of Mr. Jacobs, and
     36,953 shares held in revocable trusts for the benefit of Mr. Jacobs' children as to which Mr. Jacobs serves as sole trustee. Also includes currently exercisable options to acquire 170,500 shares of Common Stock. Does not include 162,494 shares held in trust for the benefit of Mr. Jacobs' children as to which Donald P. Gallop serves as sole trustee. See Note (4) to the table under "Security Ownership of Management."

<F3> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934.

<F4> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934. Beneficial owner has shared voting power for all such shares.

<F5> According to Schedule 13G, provided to the Company in accordance with the
     Securities and Exchange Act of 1934. Includes 262,250 shares as to which such beneficial owner has shared voting power.

--------

                        SECURITY OWNERSHIP OF MANAGEMENT

    On January 16, 1998, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and investment power over the shares listed opposite his name except as indicated in the footnotes hereto):

                                                                  AMOUNT AND NATURE             PERCENT
                NAME                                          OF BENEFICIAL OWNERSHIP<F1>       OF CLASS
                ----                                          ---------------------------       --------
          Raynor E. Baldwin.................................         267,785<F2>                  2.9%
          Melvin F. Brown...................................           3,330<F3>                   <F*>
          Donald P. Gallop..................................         246,277<F4>                  2.7%
          James L. Hoagland.................................          32,102<F5>                   <F*>
          Franklin A. Jacobs................................       2,017,802<F6>                 21.4%
          S. Lee Kling......................................         169,162<F7>                  1.8%
          Lee M. Liberman...................................          42,292<F8>                   <F*>
          Darryl Rosser.....................................          98,859<F9>                  1.1%
          James Schneider...................................         337,876<F10>                 3.6%
          Michael J. Dreller................................           8,045<F11>                  <F*>
          Richard Hnatek....................................          96,149<F12>                 1.0%
          Michael J. Kula...................................           3,635<F13>                  <F*>
          All Directors, Nominees and Executive
          Officers as a Group (12 individuals)..............         3,323,314<F14>              34.6%<F15>

 <F*> Represents less than 1% of the class.

--------
 <F1> See Note (1> o the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."

 <F2> Includes 69,294 shares held in a pension trust as to which Mr.
      Baldwin serves as sole trustee and principal beneficiary and 24,048 shares owned by his wife. Also includes currently exercisable options to acquire 8,250 shares of Common Stock.

 <F3> Includes currently exercisable options to acquire 330 shares of
      Common Stock.

 <F4> Includes 162,494 shares which are held in a trust for the benefit of
      Mr. Jacobs' children as to which Mr. Gallop serves as sole trustee, 49,627 shares which are owned of record by Gallop, Johnson & Neuman, L.C., a law firm of which Mr. Gallop is Chairman, and 1,324 shares which Mr. Gallop owns of record as custodian for the benefit of his children. Mr. Gallop disclaims beneficial ownership of all such shares. Also includes currently exercisable options to acquire 8,250 shares of Common Stock.

 <F5> Includes currently exercisable options to acquire 8,250 shares of
      Common Stock.

 <F6> See Note (2> o the table under "Voting Securities, Principal Holders
      Thereof and Cumulative Voting Rights."

 <F7> Includes 130,716 shares owned by a revocable trust of which Mr.
      Kling and his wife are the trustees. Mr. Kling shares voting and dispositive power over such shares. Also includes currently exercisable options to acquire 8,250 shares of Common Stock.

 <F8> Includes currently exercisable options to acquire 13,200 shares of
      Common Stock.

 <F9> Includes currently exercisable options to acquire 67,792 shares of
      Common Stock.

<F10> Includes 276,963 shares owned by a partnership of which Mr. Schneider and his children are general partners and as to which Mr. Schneider shares voting and dispositive power, 28,734 shares held in a pension trust as to which Mr. Schneider serves as sole trustee and 331 shares which Mr. Schneider holds as custodian for his children. Also includes currently exercisable options to acquire 9,900 shares of Common Stock.

<F11> Includes currently exercisable options to acquire 4,000 shares of Common
      Stock.

<F12> Includes currently exercisable options to acquire 51,300 shares of Common
      Stock.

<F13> Includes currently exercisable options to acquire 3,000 shares of Common
      Stock.

<F14> Includes 58,300 shares subject to currently exercisable options held by non-director executive officers of the Company and 294,722 shares subject to currently exercisable options held by directors of the Company.

                                       4

<F15> For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors and executive officers of the Company individually and by all directors, nominees and executive officers as a group, exercise of all currently exercisable options listed in the footnotes hereto is assumed. For such purpose, 9,616,201 shares of Common Stock are deemed to be outstanding.

--------

                       PROPOSAL 1--ELECTION OF DIRECTORS

                         INFORMATION ABOUT THE NOMINEES

    The Company's Certificate of Incorporation and By-Laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of each of the current Class B directors expires at the 1998 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class B nominees listed below to serve until the 2001 Annual Meeting of Stockholders.

    The following table shows for each nominee and director continuing in office his age, his principle occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), his directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class and expiration of his term as director.

                                  CLASS B--TO BE ELECTED TO SERVE AS DIRECTOR UNTIL 2001

                                                                                                                 SERVICE AS
      NAME                        AGE                            PRINCIPAL OCCUPATION                          DIRECTOR SINCE
      ----                        ---                            --------------------                          --------------
Raynor E. Baldwin                  58    President of Woodsmiths, Incorporated, a manufacturer of table tops,       1977
<F1>                                     for more than the last five years.

James Schneider                    66    Broker--International Monetary Market, Chicago Mercantile Exchange,        1989
<F2>                                     for more than the last five years.

Darryl C. Rosser                   46    President and Chief Operating Officer of the Company since December        1996
                                         1995; prior thereto, Executive Vice President--Operations since May
                                         1995; prior thereto, Senior Vice President--Operations since 1993; and
                                         prior thereto, Vice President--Operations since January 1988.


                                     CLASS A--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2000


                                                                                                                 SERVICE AS
      NAME                        AGE                            PRINCIPAL OCCUPATION                          DIRECTOR SINCE
      ----                        ---                            --------------------                          --------------
Melvin F. Brown                    62    Vice Chairman of Deutsche Financial Services, a commercial finance         1997
                                         company, since January 1997; prior thereto, President and Chief
                                         Executive Officer of Deutsche Financial Services, since May 1995;
                                         prior thereto, President of ITT Commercial Finance Corporation, for
                                         more than the last five years.

James L. Hoagland                  75    Retired. Prior to September 1, 1989, President and Chief Executive         1990
                                         Officer of Graybar Electric Company, Inc., a distributor of electrical and telecommunications equipment, for more than five years.

Lee M. Liberman                    76    Chairman emeritus and consultant to Laclede Gas Company, a retail          1985
                                         natural gas distribution public utility, since January 1994; prior thereto, Chairman of the Board and, until August 1991, Chief Executive
                                         Officer of Laclede Gas Company, for more than five years; Director of
                                         CPI Corporation, Furniture Brands International and DT Industries,
                                         Inc.

                                     CLASS C--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 1999

                                                                                                                 SERVICE AS
      NAME                        AGE                            PRINCIPAL OCCUPATION                          DIRECTOR SINCE
      ----                        ---                            --------------------                          --------------
Donald P. Gallop                   65    Attorney-at-law; Chairman of the law firm of Gallop, Johnson & Neuman,     1963
<F3><F4>                                 L.C., for more than the last five years; Director of Magna Group,
                                         Inc., and Data Research Associates, Inc.

Franklin A. Jacobs                 65    Chairman of the Board and Chief Executive Officer of the Company for       1957
<F2><F4>                                 more than the last five years and President of the Company until
                                         December 1995; Director of Magna Group, Inc. and Top Air
                                         Manufacturing, Inc.

S. Lee Kling                       69    Chairman of the Board of Kling Rechter & Co., L.P., a merchant banking     1969
<F4>                                     company, for more than the last five years; Director of Bernard Chaus,
                                         Inc., Electro Rent Corporation, Hanover Direct, Inc., Lewis Galoob
                                         Toys, Inc., Magna Group, Inc., National Beverage Corp. and Top Air
                                         Manufacturing, Inc.

--------
<F1> Mr. Baldwin has served continuously as a director, except for the period from January 1982 through January 1988.

<F2> Messrs. Jacobs and Schneider are brothers-in-law.

<F3> Mr. Gallop is a member of the law firm serving as corporate counsel to the
     Company. See "Transactions with Issuer and Others" for further information.

<F4> Members of Executive Committee.

                   INFORMATION CONCERNING BOARD OF DIRECTORS

    During fiscal 1997, four meetings of the Board of Directors were held. During such fiscal year, each director attended 75 percent or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served. The Board of Directors of the Company has a standing Audit Committee consisting of Messrs. Liberman (Chairman), Baldwin and Brown. The purpose of the Audit Committee is to review the results and scope of the audit and services provided by the Company's independent public accountants and oversees the Company's policies concerning internal controls. During fiscal 1997, four Audit Committee meetings were held.

    The Company also has a standing Compensation Committee consisting of Messrs. Hoagland (Chairman), Gallop, Kling and Schneider. The purpose of the Compensation Committee is to review and determine the annual salary, bonus and other benefits of all executive officers of the Company, which determinations are subject to the approval of the Board of Directors, and to administer the Company's stock option and other benefit plans. The Compensation Committee also serves as a nominating committee to evaluate and recommend to the Board of Directors qualified nominees for election or appointment as directors and qualified persons for selection as senior officers. See the "COMPENSATION COMMITTEE REPORT" beginning on page 9 for a discussion of the key elements and policy of the Company's executive compensation program. The Compensation Committee will give appropriate consideration to a written recommendation by a stockholder for the nomination of a qualified person to serve as a director of the Company, provided that such recommendation contains sufficient information regarding the proposed nominee for the Committee to properly evaluate such nominee's qualifications to serve as a director. During fiscal 1997, one Compensation Committee meeting was held.

                           COMPENSATION OF DIRECTORS

    Directors that are not salaried employees of the Company receive an annual fee of $15,500. Director's fees of $102,042 were paid during fiscal 1997.

    The Company also maintains a Non-Employee Director Stock Option Plan, which provides for an automatic annual grant in December of each year of a nonqualified stock option to purchase 1,650 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. The options become exercisable in increments of 20 percent of the shares with respect to such options commencing upon the date of grant and thereafter on each of the four successive anniversaries of the date of grant or the options become immediately exercisable upon a director's retirement, death or disability. Six non-employee directors of the Company were each granted options to purchase 1,650 shares of Common Stock under the plan in December 1996 at an exercise price of $14.50 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

                             EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 1997, 1996 and 1995 with respect to the Company's chief executive officer and each of the four other most highly compensated executive officers whose fiscal 1997 salaries and bonuses combined exceeded $100,000 in each instance.

                                                SUMMARY COMPENSATION TABLE
                                                     ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                             --------------------------------------------------------------------
                                                                                          AWARDS          PAYOUTS
                                                                                  -------------------------------
                                                                      OTHER       RESTRICTED  SECURITIES             ALL OTHER
                                                                      ANNUAL        STOCK     UNDERLYING   LTIP        COM-
                                    FISCAL                           COMPENSA-       AWARD      OPTIONS   PAYOUTS     PENSA-
  NAME AND PRINCIPAL POSITION       YEAR     SALARY       BONUS     TION ($)<F1>    ($)<F2>     (#)<F3>     ($)      TION ($)
              (A)                    (B)     (C) ($)     (D) ($)        (E)           (F)         (G)       (H)         (I)
  ---------------------------       ------   -------    --------    ------------  ----------  ----------  -------    ---------

Franklin A. Jacobs                  1997      562,569          0        20,800          0           0        0       3,126<F5>
Chairman of the Board               1996      528,019          0        20,560          0           0        0       3,081<F5>
and Chief Executive Officer         1995      480,692          0        16,040          0           0<F4>    0       2,688<F5>

Darryl Rosser                       1997      266,923          0         5,408          0      25,000        0           0
President and Chief Operating       1996      218,580     25,777         5,512          0      10,000        0           0
Officer<F6>                         1995      162,908     24,760         5,408     28,700      22,000        0           0

Michael J. Dreller                  1997      127,648          0         5,080          0      10,000        0           0
Vice President--Finance and         1996       93,240     13,175             0          0       5,000        0           0
Chief Financial Officer<F7>         1995            0          0             0          0           0        0           0

Richard Hnatek                      1997      149,031          0         5,346          0      10,000        0           0
Senior Vice President--Sales        1996      144,995     16,497         5,448          0       5,000        0           0
                                    1995      133,750     20,328         5,025     31,825      22,000        0           0

Michael J. Kula                     1997      155,000          0         2,580          0      10,000        0           0
Vice President--Operations<F8>      1996       48,885      5,913             0          0       5,000        0           0
                                    1995            0          0             0          0           0        0           0

---------

<F1> Consists of Company matching contributions under the Falcon Products, Inc.
     Amended and Restated Stock Purchase Plan.

<F2> Represents the dollar value of shares of restricted stock awarded to certain named executive officers during fiscal 1995, calculated by multiplying the closing market price of the Company's Common Stock on the date of the award by the number of shares awarded. The shares of restricted stock carry from the date of award the same dividend and voting rights as unrestricted shares of Common Stock. The restrictions lapse with regard to one-third of the shares of restricted stock in fiscal 1996, one-third in fiscal 1997, and the remaining one-third in fiscal 1998.

<F3> Option grants have been adjusted to reflect a 10-percent stock dividend to stockholders of record on December 13, 1995, and distributed on January 2, 1996.

<F4> Mr. Jacobs did not accept the grant of an option to acquire 100,000 shares of the Company's Common Stock, at the then market price, which was awarded by the Compensation Committee during fiscal 1995. Accordingly, the grant was rescinded.

<F5> Consists of the economic benefit of premiums paid for a survivorship life insurance policy on the lives of Mr. Jacobs and his spouse.

<F6> In December 1995, Mr. Rosser was appointed President and Chief Operating
     Officer of the Company.

<F7> Mr. Dreller was appointed Vice President--Finance and Chief Financial
     Officer, Secretary and Treasurer in January 1996.

<F8> Mr. Kula was appointed Vice President--Operations in July 1996.

                               PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable under the Company's defined benefit pension plan upon normal retirement of covered individuals. The estimates assume that benefits commence at age 65 under a straight-life annuity form.

                                                                                    YEARS OF SERVICE
                                                       --------------------------------------------------------------------------

  REMUNERATION                                            5          10         15         20         25         30         35
  ------------                                         --------   --------   --------   --------   --------   --------   --------
    $15,000.........................................   $  1,125   $  2,250   $  3,375   $  4,500   $  5,625   $  6,750   $  7,875

     25,000.........................................      1,875      3,750      5,635      7,500      9,375     11,250     13,125

     35,000.........................................      2,625      5,250      7,875     10,500     13,125     15,750     18,375

     50,000.........................................      3,750      7,500     11,250     15,000     18,750     22,500     26,250

     75,000.........................................      5,625     11,250     16,875     22,500     28,125     33,750     39,375

    The pension plan benefit is determined by calculating 1.5 percent of the average of the plan participant's salary or wages up to $75,000 per year after November 1, 1992, and up to $50,000 per year before November 1, 1992, for each year of service. Estimated benefit amounts listed in the above table are not subject to any deduction for Social Security benefits or other offset amounts.

    The credited years of service under the retirement plan for each of the executive officers listed in the Summary Compensation Table are as follows:

          Franklin A. Jacobs         39                                       Richard Hnatek             17

          Darryl Rosser               9                                       Michael J. Dreller          4

          Michael J. Kula             2

                        INFORMATION AS TO STOCK OPTIONS

    The following table provides certain information as to option grants in fiscal 1997 to the persons named in the Summary Compensation Table.

                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                 INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                            -----------------------------------------------------------           VALUE
                            NUMBER OF                                                       AT ASSUMED ANNUAL
                            SECURITIES     PERCENT OF                                      RATES OF STOCK PRICE
                            UNDERLYING    TOTAL OPTIONS                                      APPRECIATION FOR
                             OPTIONS       GRANTED TO       EXERCISE OR                      OPTION TERM<F2>
                             GRANTED        EMPLOYEES       BASE PRICE      EXPIRATION     --------------------
       NAME                  (#)<F1>     IN FISCAL YEAR      ($/SHARE)         DATE         5% ($)     10% ($)
       (A)                     (B)             (C)              (D)             (E)          (F)         (G)
       ----                 ---------    --------------     -----------     -----------    --------    --------
Franklin A. Jacobs.......         --             --               --                 --          --          --

Darryl Rosser............     25,000           15.7%           14.50           12/16/06     227,974     577,732

Michael J. Dreller.......     10,000            6.3%           14.50           12/16/06      91,190     231,093

Richard Hnatek...........     10,000            6.3%           14.50           12/16/06      91,190     231,093

Michael J. Kula..........     10,000            6.3%           14.50           12/16/06      91,190     231,093

--------

<F1> Each option listed above was granted at fair market value on date of grant and is exercisable in 20 percent annual increments, beginning on the first anniversary date of grant and on each anniversary date thereafter. All options listed above expire ten years from date of grant, subject generally to earlier termination upon cessation of employment.

<F2> The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to expiration of their term using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

--------

    The following table lists option exercises in fiscal 1997 and the value of options held as of the end of fiscal 1997 by the persons listed in the Summary Compensation Table.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND FISCAL YEAR-END OPTION VALUES
                                                                     NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-
                                                                    UNDERLYING UNEXERCISED       THE-MONEY OPTIONS
                                                                  OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END
                                                                             (#)                        ($)
                                   SHARES
                                 ACQUIRED ON          VALUE              EXERCISABLE/               EXERCISABLE/
       NAME                      EXERCISE (#)      REALIZED ($)          UNEXERCISABLE             UNEXERCISABLE
       (A)                           (B)               (C)                    (D)                       (E)
       ----                      ------------      ------------          -------------             -------------

Franklin A. Jacobs............           0                  0            132,000/60,500            782,681/351,438

Darryl Rosser.................           0                  0             48,692/58,300            355,144/182,977

Michael J. Dreller............           0                  0              1,000/14,000              2,562/19,618

Richard Hnatek................       1,320             14,565             36,200/39,300            204,944/158,674

Michael J. Kula...............           0                  0              1,000/14,000                937/13,118

--------

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Performance Graph shall not be incorporated by reference into any such filings.

                         COMPENSATION COMMITTEE REPORT

GENERAL POLICY

    The Company's executive compensation program is linked to corporate performance and returns to shareholders. To this end, the Company has developed a compensation strategy that ties a significant portion of executive compensation to the Company's success in meeting performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to link executive and stockholder interests through an equity-based plan and to provide compensation levels that recognize individual contributions as well as overall business results.

    Each year the Compensation Committee reviews the Company's overall executive compensation program in comparison to the Company's executive compensation, corporate performance, stock price appreciation and total return to stockholders to corporations of similar size. The annual compensation reviews permit an evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies.

    The Compensation Committee determines the compensation of corporate executives elected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Franklin A. Jacobs (the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Jacobs.

    The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Jacobs, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below. The Compensation Committee continues to monitor qualifying compensation paid to the Company's executive officers with respect to its deductibility under Section 162(m) of the Internal Revenue Code.

BASE SALARIES

    Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The comparative group is not limited to companies which comprise the published industry index shown in the Company's stock performance graph presented below.

    Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also taking into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

    With respect to the base salary granted to Mr. Jacobs in fiscal 1997, the Compensation Committee took into account the Company's success in achieving its net income goals and per-share book value in fiscal 1996, and the assessment by the Compensation Committee of Mr. Jacob's individual performance. The Compensation Committee also took into account the longevity of Mr. Jacob's service to the Company and its belief that Mr. Jacobs is an excellent representative of the Company to the public by virtue of his stature in the industry. The Compensation Committee did not attribute specific values or weights to any of these factors. For the reasons listed above, Mr. Jacobs was granted an annual base salary, commencing January 1, 1997, of $570,000, representing an increase of approximately 8.8% over calendar year 1996.

ANNUAL BONUSES

    The Company's executive officers are eligible for annual cash bonuses under the terms of the Company's Officer Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary to be paid if and to the extent annual projections for net earnings are met or exceeded. The Compensation Committee recommended and the Board of Directors approved a bonus approximating 11.5% of the base salary for the Company's officers, except Mr. Jacobs, attributable to fiscal 1996. In light of the Company's earnings levels in fiscal 1997, the Compensation Committee did not recommend, nor did the Board of Directors authorize, a bonus for any of the Company's officers attributable to fiscal 1997. Mr. Jacobs did not participate in the Officer Bonus Plan for fiscal 1997 and, accordingly, was not considered.

STOCK OPTIONS

    The granting of stock options is a key part of the Company's overall compensation program and is designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance.

    In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the recipient, timing or size of option grants. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature. Because Mr. Gallop may not be a "Non-Employee Director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, he does not participate in any discussion of and abstains from voting on any matters involving the grant of options to officers and employees of the Company.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

James L. Hoagland, Chairman of Compensation Committee
Donald P. Gallop, Member
S. Lee Kling, Member
James Schneider, Member

                          FIVE YEAR TOTAL RETURN CHART

    The following chart compares the Company's cumulative yearly shareholder return over a five-year period, calculated monthly, with the NYSE Composite Index of U.S. Companies and a peer group index of public companies that in the judgment of the Company manufacture and/or sell furniture and related products similar to those of the Company. The companies included in the index, in addition to Falcon Products, Inc. are: Chromcraft Revington, Inc.; Flexsteel Industries, Inc.; Herman Miller, Inc.; Hon Industries, Inc.; and Knape & Vogt Manufacturing Co.

    The chart assumes a $100 investment made October 30, 1992, and the reinvestment of all dividends.


                              [PERFORMANCE GRAPH]


                                                10/30/92    10/29/93    10/28/94    10/27/95    11/01/96    10/31/97
                                                --------    --------    --------    --------    --------    --------
    Falcon Products, Inc.....................    100.00        96.9       101.9       128.3       147.3       161.1

    NYSE Stock Market (U.S. Companies).......    100.00       115.9       119.1       147.1       181.0       237.8

    Self-Determined Peer Group...............    100.00       153.1       146.6       156.9       209.7       365.4

--------

<F1> On December 6, 1995, the Common Stock was withdrawn by the Company from trading on the NASDAQ/National Market System and, on that date, was listed and began trading on the New York Stock Exchange.
--------

                      TRANSACTIONS WITH ISSUER AND OTHERS

    Alan Peters, a former director of the Company, is the President of A.P., Inc., a firm which provides consulting services to the Company pursuant to an Independent Contractor Agreement. The agreement, as heretofore amended, provides for base payments to A.P., Inc. of $50,000 per year. During fiscal 1997, payments of $50,000 were made to A.P., Inc. under the agreement. This agreement expires at the end of fiscal 1998.

    Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

    Raynor E. Baldwin, a director of the Company, is President and sole stockholder of Woodsmiths, Incorporated, a manufacturer of table tops, which purchases products from the Company. During fiscal 1997, the Company received payments of $191,706 in connection with transactions with Woodsmiths, Incorporated.

    The Company believes that the terms and conditions of the transactions with affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1997.

         PROPOSAL 2--APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

    On September 3, 1997, the Board of Directors of the Company adopted the 1997 Employee Stock Purchase Plan (the "Plan") and directed that the Plan be submitted to the stockholders of the Company for their approval. The purpose of the Plan is to provide a method whereby employees of the Company and its subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock. The maximum number of shares of Common Stock which may be issued by the Company under the Plan is 550,000.

    Any person who is actively employed by the Company on November 1, of each year of the Plan (the "Commencement Date") is eligible to participate in the Plan. Eligible employees become participants in the Plan by delivering an application and authorization for payroll deductions to the Company. On each Commencement Date, eligible employees are deemed to have been granted an option to purchase a number of shares of common stock at an exercise price of eighty-five percent (85%) of the lower of the fair market value of the Company's common stock on (i) the Commencement Date or (ii) the following October 31 (together, the "Grant Date"). The number of shares underlying such an option is determined by dividing the amount of the participant's compensation which has been elected to be withheld by 85% of the fair market value of the Company's common stock on the applicable Grant Date.

    The Plan is intended to qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. Under these provisions, no income will be taxable to a participant at the time of the grant of the option or purchase of shares under the Plan. Upon sale or other disposition of the shares the participant will be subject to tax and the amount of tax will depend on the length of time the shares were held. Generally, if the shares are held more than two years after the applicable Commencement Date and one year after the date the shares are purchased, any gain or loss will be treated as capital gain or loss. If the shares are sold or otherwise disposed of less than two years from the applicable Commencement Date or less than one year from the date the shares were purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of fair market value of the shares over the purchase price or (b) 15% of the fair market value as of the applicable Commencement Date.

    The Board of Directors may at any time amend or terminate the Plan. No amendment may make any changes in an option granted prior thereto which adversely affects the rights of any participant without the consent of such participant. No amendment may be made to the Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares which may be issued under the Plan during any one year, amend the eligibility requirements for participation or permit members of the committee that is charged with the administration of the Plan to purchase stock under the Plan.

    The affirmative vote of a majority of the Votes Cast will be required to approve the Plan. For this purpose, "Votes Cast" is defined to be the shares of the Company's Common Stock represented and voting at the annual meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding as of January 16, 1998. Votes that are cast against the proposal will be counted for the purpose of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the total number of Votes Cast with respect to this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN, WHICH IS ITEM NO. 2 ON THE PROXY CARD.

              PROPOSAL 3--APPROVAL OF THE NON-EMPLOYEE DIRECTORS'
                           DEFERRED COMPENSATION PLAN

    The purpose of the Falcon Products, Inc. Non-Employee Directors' Deferred Compensation Plan (the "Directors' Plan") is to help align the common interest of directors and stockholders in enhancing the value of the Company's Common Stock. It is also intended that the Directors' Plan will assist the Company in attracting and retaining qualified individuals to serve as directors. If approved by stockholders, Directors' Plan will give those directors who are not also employees of the Company an opportunity to defer receipt, and therefore the recognition as income for federal income tax purposes, of the amounts payable to them as compensation including but not limited to annual retainers, board and committee fees and other cash remuneration payable by the Company for their services as a director (the "Deferred Fees").

    The Directors' Plan provides that any director who is not also an employee of the Company may elect to defer all or a portion of the compensation payable to him for services as a director during a fiscal year by delivering written notice to the Company setting forth his election to participate in the Directors' Plan, the amount or percentage of his compensation to be deferred and the timing of the distribution of the deferred compensation.

    Pursuant to the Directors' Plan, any Deferred Fees of the directors will be credited to a bookkeeping reserve account and converted into a number of stock units equal to 120% of the Deferred Fees divided by the fair market value of a share of the Company's Common Stock on the last day of the month in which the amount of Deferred Fees would have been paid but for the deferral. Such stock units will then be credited to a participating directors' stock unit account. In addition, each stock unit account will be credited with a number of stock units equal to the per share dividend payable with respect to a share of the Company's Common Stock multiplied by the number of stock units held in such stock unit account as of the first business day prior to such dividend payment date divided by the fair market value of the Company's Common Stock on such date.

    Upon a director's termination of service as director, death, or other date specified by such director in his deferral election, the payment of the balance in his account would be made to the director or his beneficiary, if applicable, in shares of the Company's Common Stock. Upon distribution, the director or his beneficiary will receive one share of the Company's Common Stock for each whole stock unit allocated to the director's account as of the date of the distribution and cash in lieu of any fractional shares.

    No income will be recognized by a director at the time that stock units are credited to his account. At the time of distribution, the director generally will be required to include as taxable ordinary income, an amount equal to the fair market value of the shares of the Company's Common Stock received.

    The maximum number of stock units that may be granted under the Directors' Plan during its term is 50,000. The Directors' Plan will be administered by the Compensation Committee. The Directors' Plan may be terminated or amended by the Board of Directors; however, such termination shall not adversely affect stock units then outstanding.

    The affirmative vote of a majority of the Votes Cast will be required to approve the Directors' Plan. In addition, the affirmative votes must constitute a majority of the required quorum, which quorum is a majority of the shares outstanding as of January 16, 1998. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the total number of Votes Cast with respect to this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE COMPANY'S NON-EMPLOYEE DIRECTORS' DEFERRED COMPENSATION PLAN, WHICH IS ITEM NO. 3 ON THE PROXY CARD.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended November 1, 1997, has been selected as its independent public accountants for the fiscal year ending October 31, 1998. Representatives of Arthur Andersen LLP are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

    The Annual Report of the Company for fiscal 1997 accompanies this Notice of Annual Meeting and Proxy Statement.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

    All proposals of security holders intended to be presented at the 1999 annual meeting of stockholders must be received by the Company not later than September 29, 1998, for inclusion in the Company's 1999 proxy statement and form of proxy relating to the 1999 annual meeting.

                                 OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

                                 MISCELLANEOUS

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

    Stockholders are urged to mark, sign and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, FALCON PRODUCTS, INC., 9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132.

                                       By Order of the Board of Directors
                                                MICHAEL J. DRELLER
                                                     Secretary

St. Louis, Missouri
January 27, 1998

                                REVOCABLE PROXY
                             FALCON PRODUCTS, INC.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 6, 1998

     The undersigned hereby appoints Franklin A. Jacobs and Michael J. Dreller, and each of them severally, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned vote at the Annual Meeting of Stockholders of Falcon Products, Inc. to be held on Friday, March 6, 1998, commencing at 4:00 p.m. in Grand Ballroom F of the Hyatt Regency at St. Louis Union Station, St. Louis, Missouri 63103 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present for the purpose of considering and taking action upon the following as more fully set forth in the Proxy Statement of the Company dated January 27, 1998.







                                                   -----------------------------
          Please be sure to sign and date           Date
            this Proxy in the box below.
--------------------------------------------------------------------------------


-----------Stockholder sign above----------Co-holder (if any) sign above--------


                                                         With-        For All
                                            For          hold         Except
1.  Election of Class B Directors:        /    /        /    /        /    /
    FOR all nominees listed below
    (except as marked to the contrary
    below):

    CLASS B:
    RAYNOR E. BALDWIN            DARRYL C. ROSSER            JAMES SCHNEIDER

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                            FOR         AGAINST       ABSTAIN
2. Approval of the Company's 1997         /    /        /    /        /    /
   Employee Stock Purchase Plan.

3. Approval of the Company's Non-         /    /        /    /        /    /
   Employee Directors Deferred
   Compensation Plan.

4. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournments thereof.

--------------------------------------------------------------------------------
   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS UNDER PROPOSAL 1, FOR PROPOSAL 2,
FOR PROPOSAL 3, AND IN THE DIRECTION OF THE PROXIES WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                             FALCON PRODUCTS, INC.
--------------------------------------------------------------------------------
   The above signed hereby acknowledges receipt of copies of Notice of Annual Meeting of Stockholders and Proxy Statement, each dated January 27, 1998 and the Annual Report of the Company for fiscal 1997.

   Please sign name(s) exactly as it appears on this proxy. In case of joint holders, all should sign. If executed by a corporation, this proxy should be signed by a duly authorized officer. Executors, administrators and trustees should so indicate when signing. If executed by a partnership, this proxy should be signed by an authorized partner.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                                  APPENDIX

   Page 11 of the printed proxy contains a Five Year Total Return Graph. The information contained in the graph is depicted in the table immediately following the graph.